Exhibit 99.1

Media Contact:

McCall Butler

Office: 917-209-5792

E-mail: mb8191@att.com

AT&T INC. ANNOUNCES PRICING TERMS WITH RESPECT TO

POOL 1 OFFER AND POOL 2 OFFER AND EXPIRATION AND

SETTLEMENT OF ITS EXCHANGE OFFERS

Dallas, Tex., December 17, 2012 – AT&T Inc. (NYSE: T; and “AT&T”) today announced (i) pricing terms and settlement of its private offer to exchange (the “Pool 1 Offer”) the three series of notes described in the table below (the “Pool 1 Notes”) for a new series of AT&T’s senior notes due in 2042 (the “New 2042 Notes”) and cash:

Title of Security	Issuer	Consideration Exchanged For
7.12% Debentures due 2097	BellSouth Corporation(1)	New 2042 Notes and cash
7.0% Notes due 2095	BellSouth Telecommunications, LLC(2)	New 2042 Notes and cash
6.65% Zero-to-Full Debentures due 2095	BellSouth Telecommunications, LLC(2)	New 2042 Notes and cash

(1)	The 7.12% Debentures due 2097 were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation.
(2)	BellSouth Telecommunications, LLC was formerly known as BellSouth Telecommunications, Inc.

(ii) pricing terms and settlement of its private offer to exchange (the “Pool 2 Offer”) the four series of notes described in the table below (the “Pool 2 Notes”) for a new series of AT&T’s senior notes due in 2045 (the “New 2045 Notes” and, together with the New 2042 Notes, the “New Notes”) and cash:

Title of Security	Issuer	Consideration Exchanged For
7.875% Notes, due 2030	BellSouth Corporation(1)	New 2045 Notes and cash
6.875% Notes, due 2031	BellSouth Corporation	New 2045 Notes and cash
6.550% Notes, due 2034	BellSouth Corporation	New 2045 Notes and cash
6.00% Notes, due 2034	BellSouth Corporation	New 2045 Notes and cash

(1)	The 7.875% Notes were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation.

and (iii) settlement of its private offer to exchange (the “Pool 3 Offer”, and together with the Pool 1 Offer and the Pool 2 Offer, the “Exchange Offers”) the ten series of notes described in the table below (the “Pool 3 Notes”, and together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for New Notes identified in the chart below and, as applicable, cash, as set forth in the table below. The aggregate principal amount of Pool 3 Notes that were accepted for exchange will be based on the order of acceptance priority for such series as set forth in the below table.

Title of Security	Issuer	Consideration Exchanged For	Acceptance Priority Level
6.450% Global Notes due 2034	AT&T Inc.	New 2045 Notes	1
6.150% Global Notes due 2034	AT&T Inc.	New 2045 Notes	2
8.00% Notes, due 2031	AT&T Corp.(1)	New 2042 Notes	3
8.750% Notes, due 2031	New Cingular Wireless Services, Inc.(2)	New 2042 Notes	4
7.125% Senior Notes, due 2031	AT&T Mobility LLC(3)	New 2042 Notes	5
6.800% Notes, due 2036	AT&T Inc.	New 2045 Notes and cash	6
6.40% Global Notes due 2038	AT&T Inc.	New 2045 Notes and cash	7
6.500% Global Notes due 2037	AT&T Inc.	New 2042 Notes and cash	8
6.30% Global Notes due 2038	AT&T Inc.	New 2042 Notes and cash	9
6.550% Global Notes due 2039	AT&T Inc.	New 2045 Notes and cash	10

(1)	The 8.00% Notes due 2031 were issued by AT&T Corp. and are fully, unconditionally and irrevocably guaranteed by AT&T.
(2)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(3)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

The Exchange Offers expired at 11:59 p.m., New York City time, on December 13, 2012.

For each $1,000 principal amount of Pool 1 Notes and Pool 2 Notes tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on November 29, 2012 (the “Early Participation Date”) and accepted by AT&T, the following table sets forth the Total Consideration, the yield, the principal amount of the applicable series of New Notes, as priced below, and the amount of cash:

Title of Security	Issuer	Total Consideration(1)	Yield(2)	Principal Amount of New Notes	Series of New Notes	Cash Payment
Pool 1 Notes
7.12% Debentures due 2097	BellSouth Corporation	$1,408.14	5.034%	$1,235.59	New 2042 Notes	$183.66
7.0% Notes due 2095	BellSouth Telecommunications, LLC	$1,384.19	5.034%	$1,202.90	New 2042 Notes	$192.10
6.65% Zero-to-Full Debentures due 2095	BellSouth Telecommunications, LLC	$1,133.11	5.034%	$1,129.96	New 2042 Notes	$13.31

Pool 2 Notes
7.875% Notes, due 2030	BellSouth Corporation	$1,395.39	4.534%	$1,079.83	New 2045 Notes	$316.31
6.875% Notes, due 2031	BellSouth Corporation	$1,294.25	4.534%	$1,059.58	New 2045 Notes	$235.40
6.550% Notes, due 2034	BellSouth Corporation	$1,275.01	4.534%	$1,097.01	New 2045 Notes	$178.76
6.00% Notes, due 2034	BellSouth Corporation	$1,202.22	4.534%	$1,051.28	New 2045 Notes	$151.67

(1)	The Total Consideration for each series of Pool 1 Notes and Pool 2 Notes includes an Early Participation Payment of $50.00 per $1,000 principal amount of Old Notes Tendered and accepted.
(2)	Reflects the bid-side yield on the reference UST security (2.750% U.S. Treasury Notes due August 15, 2042) calculated in accordance with the procedures set forth in the Offering Memorandum, plus the applicable Clearing Spread.

The Total Consideration for the Pool 1 Notes reflects a Clearing Spread Premium of 35 basis points, and the Total Consideration for the Pool 2 Notes reflects a Clearing Spread Premium of 35 basis points.

Eligible Holders who tendered their Pool 1 Notes and Pool 2 Notes after the Early Participation Date (and whose Old Notes were accepted for tender) received, for each $1,000 principal amount of such Pool 1 Notes or Pool 2 Notes tendered, an amount reflecting the applicable Total Consideration less the Early Participation Payment of $50.00 per $1,000 as specified in the Offering Memorandum, dated November 15, 2012 (the “Offering Memorandum”) and the related letter of transmittal.

On December 17, 2012, AT&T delivered an aggregate principal amount of $1,956,149,000 of New 2042 Notes and an aggregate principal amount of $3,043,850,000 of New 2045 Notes and paid in cash a total of $690,965,329.25 for the Old Notes accepted for exchange, which cash amount includes accrued and unpaid interest on such Old Notes from the last applicable interest payment date to, but excluding, December 17, 2012. The New Notes were issued pursuant to the Indenture dated as of November 1, 1994 between SBC Communications Inc. (now known as AT&T Inc.) and The Bank of New York (now known as The Bank of New York Mellon), as Trustee.

The table below identifies the aggregate principal amount of each series of Old Notes validly tendered and not validly withdrawn in the Exchange Offers and the principal amount of each series of Old Notes accepted by AT&T.

Title of Security	Issuer	Principal Amount Tendered	Principal Amount Accepted
Pool 1 Notes
7.12% Debentures due 2097	BellSouth Corporation	$206,856,000	$206,856,000
7.0% Notes due 2095	BellSouth Telecommunications, LLC	$259,101,000	$259,101,000
6.65% Zero-to-Full Debentures due 2095	BellSouth Telecommunications, LLC	$231,038,000	$231,038,000

Pool 2 Notes
7.875% Notes, due 2030	BellSouth Corporation	$314,053,000	$309,780,000
6.875% Notes, due 2031	BellSouth Corporation	$249,037,000	$244,549,000
6.550% Notes, due 2034	BellSouth Corporation	$190,602,000	$189,541,000
6.00% Notes, due 2034	BellSouth Corporation	$171,852,000	$171,129,000

Pool 3 Notes
6.450% Global Notes due 2034	AT&T Inc.	$258,781,000	$258,781,000
6.150% Global Notes due 2034	AT&T Inc.	$413,746,000	$413,746,000
8.00% Notes, due 2031	AT&T Corp.	$224,827,000	$224,827,000
8.750% Notes, due 2031	New Cingular Wireless Services, Inc.	$241,574,000	$241,574,000
7.125% Senior Notes, due 2031	AT&T Mobility LLC	$240,110,000	$240,110,000
6.800% Notes, due 2036	AT&T Inc.	$332,130,000	$332,130,000
6.40% Global Notes due 2038	AT&T Inc.	$804,380,000	$804,380,000
6.500% Global Notes due 2037	AT&T Inc.	$1,263,564,000	$18,718,000
6.30% Global Notes due 2038	AT&T Inc.	$1,719,942,000	$0
6.550% Global Notes due 2039	AT&T Inc.	$1,096,337,000	$0

Based on the amount of Old Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, AT&T accepted (1) all of the Pool 1 Notes validly tendered (and not validly withdrawn), as set forth above; and (2) after giving effect to proration, $915,000,000 aggregate principal amount of the Pool 2 Notes validly tendered (and not validly withdrawn), with a proration factor applied to the $198,264,000 aggregate principal amount of the Pool 2 Notes tendered at a Bid Spread equal to the Clearing Spread for the Pool 2 Offer equal to approximately 94.73% of the aggregate principal amount of such Pool 2 Notes validly tendered (and not validly withdrawn) as set forth above. Based on the amount of Old Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, AT&T accepted the following Pool 3 Notes validly tendered (and not validly withdrawn) (i) all of the 6.450% Global Notes due 2034 issued by AT&T Inc., 6.150% Global Notes due 2034 issued by AT&T Inc., all of the 8.00% Notes due 2031 issued by AT&T Corp., all of the 8.750% Notes due 2031 issued by New Cingular Wireless Services, Inc., all of the 7.125% Senior Notes due 2031 issued by AT&T Mobility LLC, all of 6.800% Notes due 2036 issued by AT&T Inc. and all of the 6.40% Global Notes due 2038 issued by AT&T Inc. and (ii) $18,718,000 aggregate principal amount of the 6.500% Global Notes due 2037 of AT&T Inc., with a proration factor for the 6.500% Global Notes due 2037 equal to approximately 1.51% of the aggregate principal amount of such 6.500% Global Notes due 2037 validly tendered (and not validly withdrawn) as set forth above.

The Exchange Offers were conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal. Unless indicated otherwise, defined terms herein shall have the same meanings as those in the Offering Memorandum. The Exchange Offers were only made, and copies of the offering documents were only made available, to a holder of the Old Notes who certified its status as either (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act and who is a “Qualified Investor” as defined under the Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amendment Directive, to the extent implemented in the relevant member state) and the Luxembourg Prospectus Law (“Eligible Holders”).

The New Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers was made solely by the Offering Memorandum and related letter of transmittal and only to such persons and in such jurisdictions as was permitted under applicable law.

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FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.